ATTACHMENT A                                                     EXHIBIT 10.2(a)


                    TRANSPONDER PERFORMANCE SPECIFICATIONS
            (For Purposes of Determining Transponder Failure Only)


The following technical specifications* will be met by Transponders on GE-1, as measured at GE Americom's control stations in Vernon Valley, New Jersey and South Mountain, California.

                          DOWNLINK                    UPLINK**
LOCATION                 EIRP (dBW)       FLUX TO SATURATE (dBW/m[squared])
Vernon Valley, NJ           46.0                       -85.0

South Mountain, CA          45.0                       -85.0

                                     **(with Flux Control Attenuator set to 6dB)


In addition, cross-polarization isolation (indicating the maximum level that a signal in the corresponding cross-polarized transponder will appear as an interfering carrier in the desired transponder) will be a minimum of 30dB, as measured at either South Mountain or Vernon Valley for the same flux control attenuator setting in both transponders. This includes the contributions of the spacecraft and the antennas at either location.












*Exclusive of measurement accuracy, which for both EIRP and FTS, is a maximum of [+/-]2.0dB.

ATTACHMENT B


                          GE AMERICAN COMMUNICATIONS

                             COMMERCIAL OPERATIONS

                              SYSTEMS USERS GUIDE

                                   JUNE 1995



                             This guide supersedes

                   COMMERCIAL OPERATIONS SYSTEM USERS GUIDE

                                 OCTOBER 1993

                              TABLE OF CONTENTS

                                                                           PAGE
1.  Scope                                                                    1

2.  Applicable Documents                                                     1

3.  Business Interface                                                       1

4.  Technical Operations Interface                                           1

5.  Technical Operation Parameters                                           2

6.  Earth Station Requirements                                               2

7.  Box Centers and Antenna Alignments                                       4

8.  Spacecraft Performance                                                   4

9.  Spacecraft Access                                                        4

10. Single Channel Per Carrier (SCPC) Traffic                                6

11. Spacecraft Reconfiguration                                               7

12. Good Nights                                                              8

13. Trouble Reporting                                                        7

Appendix A - GE American Transmission Standards                              9

    Table 1A - C-Band Frequency Plan                                        10
    Table 1B - K-1/K-2 Frequency Plan                                       11
    Table 2  - Full Transponder Video Transmission Parameters               12
    Table 3  - Ku-Band Half Transponder Video Transmission Parameters       13

Appendix B - Spacenet and GSTAR Transmission Standards                      14

    Table 1  - Spacenet 2, 3 Frequency Plan                                 15
    Table 2  - Spacenet 4 Frequency Plan                                    16
    Table 3  - GSTAR Frequency Plan                                         17
    Table 4  - Spacenet 2, 3, 4 Video Transmission Parameters               18

GE Americom Summary                                                         19

1.   SCOPE

This document outlines the technical requirements and procedures for use of the spacecraft operated by GE Americom. This GE Spacecraft offer excellent performance, however, the users must adhere to Americom technical standards in order to insure optimum performance for themselves and other users.

2.   APPLICABLE DOCUMENTS

The document listed below forms a part of this document to the extent specified herein:

    FCC Rules and Regulations, Part 25, SATELLITE COMMUNICATION, paragraph #209, "Antenna Performance Standards."

3.   BUSINESS INTERFACE

Arrangements for full-time service on or purchase of full or partial transponders on Americom's satellites should be made through GE Americom's Headquarters in Princeton, New Jersey:

   - Broadcast, Cable and Business Services   (609) 987-4230
   - Government Services                      (609) 987-4088

Arrangements for Video transmission on a part-time or occasional use can be made through the Video Services Office also located at GE Americom's Headquarters:

   - Nationwide                      (800) 752-7755
   - Facsimile                       (609) 987-4445
   - Telex                            239811
   - Princeton, New Jersey           (609) 987-4144

4.   TECHNICAL OPERATIONS INTERFACE

The primary technical operations interface for spacecraft users is the GE Americom Technical Operations Center (TOC) located in
Vernon Valley, New Jersey:

   - Nationwide                      (800) 255-6122
   - Vernon Valley, New Jersey       (201) 827-9400
   - Facsimile                       (201) 827-8584

Checking of cross-polarization isolation and transmission parameters will be conducted by either the Vernon Valley TOC or GE Americom's South Mountain Earth Station after access is cleared.

The acquisition of the GSTAR and Spacenet fleet has provided GE Americom with additional spacecraft resources and additional TOC facilities. The Vernon Valley TOC will remain as the primary technical operations center for spacecraft users. For those users on GSTAR 1, 2, 3, 4 and Spacenet 3 or 4, spacecraft access should be coordinated through GE Americom's TOC located in Woodbine, Maryland:

   - Nationwide                        (800) 772-2363
   - Woodbine, Maryland                (410) 549-4381
   - Facsimile                         (410) 549-4388

5.  TECHNICAL OPERATION PARAMETERS

Appendix A contains the standard parameters for video and audio transmission using the Satcom spacecraft. Appendix B contains the standard parameters for using the Spacenet and GSTAR spacecraft. If a customer requires transmission parameters other than those specified in Appendix A or Appendix B, approval must be obtained from GE Americom. The proposed transmission parameters will be reviewed to assure that they will not cause unacceptable degradation or interference to other traffic on the spacecraft or on other spacecraft.

6.  EARTH STATION REQUIREMENTS

Earth stations accessing the GE Americom spacecraft shall meet the requirements contained in the following subparagraphs. GE Americom reserves the right to physically inspect the earth station site to insure compliance with these requirements.

a) The earth station shall be under control of trained technicians at all times. The telephone number of the control point for the earth station shall be on file with GE Americom's TOC. This control point shall have the ability and the authority without reference to other management to cease transmission at any time if directed by GE Americom.

b) The earth station antenna shall conform to the FCC sidelobe pattern of:

        1 [degree] [less than] [theta] [less than =] 7 [degrees], 29 - 25 log [theta], dBi
        7 [degrees] [less than] [theta] [less than =] 9.2 [degrees], + 8 dBi
        9.2 [degrees] [less than] [theta] [less than =] 48 [degrees], 32 - 25 log [theta] dBi
        48 [degrees] [less than] [theta] [less than =] 180 [degrees], -10 dBi

c) Antennas not meeting this pattern shall be identified to the TOC and conditionally accepted on a case-by-case basis.

    The system polarization isolation as measured by GE
    Americom shall be -29 dB (transmit antenna, spacecraft, receive antenna) or better. The uplink facilities shall be capable of maintaining this minimum isolation at all times. Periodic checks will be made by GE
    Americom to insure compliance.

d) The maximum uplink power from a customer's earth station shall be monitored and approved by GE Americom.
    Only sufficient power to saturate the TWTA transponders or establish the optimum operating point for SSPA transponders shall be used. This may be 77 dBW or less, but in no event greater than 84 dBW in the contiguous 48 states for nine meter or larger antennas, and no more than 26.5 dBW into the feed for antennas smaller than 9 meters for C-band and 27 dBW into the feed for Ku-band antennas smaller than 5 meters.

e) For Ku-band transponders, saturation shall only be determined with the transponder in LINEAR mode. For
    Ku-band half transponder operation, the optimum backed-off operating point must be accurately determined to insure equal power sharing between customers and an acceptable level of intermodulation products. Section
    9 contains the method for determining the operating point for half transponder operation. Once determined, half transponder customers shall not adjust power without coordination with the TOC.

f) The TOC will assist the customer in assuring correct power settings. Once determined, the customer shall keep a record in the station log of the power settings for each transponder and type of service. If the station configuration is changed in any way that affects uplink EIRP, the TOC shall be contacted and arrangements made for GE Americom to work with the customer and reestablish operating parameters.

g) An Energy Dispersal Frequency (EDF) shall be applied to TV carriers so that a 30 Hz triangular baseband waveform causes a 1 MHZ peak RF deviation when no video baseband signal is present.

h) Modulators with offset center frequencies which result in an asymmetrical distribution of power around the assigned center frequency shall not be used in the GE Americom system; i.e. SA7550 Exciter in SYNC REF
    AFC MODE.

i) GE Americom recommends that all customers transmitting television programming include Vertical Interval Test
    Signals (VITS) as part of their transmissions. It is recommended that an FCC or NTC Combination and an FCC or NTC Composite be transmitted. This allows GE
    Americom to assist customers in the event of transmission problems. The TOC has video and audio measurement capability on all transponders in the GE
    Americom system.

j) The TOC requires the capability to monitor unscrambled video of all GE Americom customers. For occasional or short-term customers, the TOC will provide the address to be authorized by the customer for either
    VideoCipher or B-MAC descramblers.  For Occasional
    Video "Until Further Notice" (UFN) customers transmitting more than 20 hours a week in the GE
    Americom system, it is recommended that the customer shall supply a descrambler to the TOC at no cost to GE
    Americom.

k) Customers having transportable earth stations must meet all of the requirements noted above. In addition, the customer must supply to the TOC the station FCC authorization ID, date of grant and antenna model and manufacturer.

l) In accordance with Section 25.308 of FCC Rules, all satellite video uplink transmissions must be equipped with an automatic transmitter identification system
    (ATIS).  UPLINK EQUIPMENT MANUFACTURED ON OR AFTER
    MARCH 1, 1991 shall use the FCC-specified subcarrier based ATIS approach. The ATIS signal shall be a separate subcarrier which is automatically activated whenever any RF emissions occur. The encoder shall be integrated into the uplink transmitter chain in a method that cannot easily be defeated. UPLINK
    EQUIPMENT MANUFACTURED BEFORE MARCH 1, 1991 will be permitted to use either the FCC subcarrier based ATIS or the SID-AMOL vertical blanking interval ATIS used by some uplinkers prior to March 1, 1991.

    Video uplink transmissions not having automatic transmitter identification will be reported to the FCC.

7.  BOX CENTERS AND ANTENNA ALIGNMENTS

    All geosynchronous spacecraft move about in latitude, longitude and altitude within their defined stationkeeping box. GE Americom maintains its C-band spacecraft within plus or minus 0.1 [degrees] (+/-45 miles) in latitude and longitude and the Ku-band spacecraft within plus or minus
    0.05 [degrees]. In practice, they are actually maintained much closer than this. Periodically, the spacecraft is exactly (+/-.005 [degrees]) in the center of the box. The dates and times of these box centers are announced on a recording:

          Nationwide    (800) 526-4214

    These box center opportunities should be utilized to align non-tracking earth station antennas on a particular spacecraft in azimuth, elevation and polarization. A spectrum analyzer or other device responding to signal levels can be used to peak up the antenna. This assures optimum system performance no matter where the spacecraft is in the box. Once correctly adjusted and tightened down, the antenna should not have to be adjusted again in azimuth and elevation unless it is moved or damaged. Polarization may have to be optimized by the TOC when a carrier is first transmitted.

8.  SPACECRAFT PERFORMANCE

    Each of the Satcom spacecraft have slightly different geographical coverage and uplink and downlink performance. For information on specific transponder performance (EIRP/
    FTOP) or geographic coverage information, contact GE Americom's Manager, Customer and Technical Services at
    (609) 987-4191.

9.  SPACECRAFT ACCESS

    Access to a GE Americom satellite transponder is arranged by calling the Technical Operations Center (TOC). The TOC must determine that the request is valid and authorized.

    The validation process will be expedited for Occasional
    Video Service by using the Confirmation Number.  For
    Occasional Video Services the Confirmation Number is provided by the Video Services Office at the time the order for service is placed. The Confirmation Number, which is also used for billing purposes, can be obtained by calling Video Services at (800) 752-7755.

     The procedure for accessing a GE Americom spacecraft is as follows:

     a) The earth station shall be aligned on the spacecraft and the uplink equipment aligned on the correct frequency and polarization in accordance with the requirements of Appendix A or Appendix B.

     b) The customer earth station shall call the TOC, identify their company name and transmit city location and request access to the particular spacecraft and transponder. The TOC will determine that the request is valid for the customer.

     c) The TOC will monitor the downlink of the transponder being accessed and direct the customer to transmit a CW clean (no modulation) carrier. When the carrier is up, the TOC will verify the power operating point and polarization isolation. If they are not correct, the TOC will assist the customer earth station in optimizing the transmission. When optimized, the TOC will direct that modulation be applied and will check for correct deviation. If all parameters are within spec, the customer will be notified that the transmission is acceptable, the technicians will exchange initials and both activities will log the event. If the earth station cannot meet transmission requirements, the TOC will direct the carrier to be taken down until the problem can be corrected.

     d) For half transponder video, the procedure is similar to that in 9.c. above, except that it will vary depending on whether another carrier is operating in the transponder.

     e) If there is not another carrier in the transponder, the TOC will direct the customer to bring up his CW carrier and raise power until saturation is achieved. The carrier power will then be backed-off to achieve 3 dB output backoff as measured in downlink EIRP. This will equate to approximately an 8 dB reduction in uplink power. If the customer does not have enough power to saturate the transponder, special arrangements can be made to provide a saturated CW reference carrier. This will allow the customer to establish the proper power operating point. Special requests such as this must be made in advance during the initial contact with the TOC.

      f) If the customer is the second station accessing the transponder, he will be asked to bring up a CW carrier slowly until the signal matches the downlink EIRP of the first carrier as measured on the spectrum analyzer in 3 MHz resolution BW mode with a 1 MHz video filter. When both uplink carriers are equal in power, each of the downlink carriers will be approximately 5 dB below a single saturated carrier.

      g) In all cases, after the operating point is determined, modulation will be applied to the carrier and the transmitter power settings should be noted and entered in the user's station log. If possible, a power meter on the transmitter output coupler should be used for higher accuracy because front panel meters may vary, particularly at the lower power levels.

      h) Some customers sequentially time-share transponders and transition by an uplink hot switch. The two customers shall coordinate the exact time of the hot switch in advance. The uplink preparing to transmit shall coordinate access through the TOC prior to the switch time and shall be on-line with GE Americom at the time of the switch.

      i) The customer may continue to operate his carrier within the previously agreed schedule as long as the carrier remains within the technical requirements. If the carrier exceeds tolerances or is causing interference to other users of the spacecraft or to other spacecraft, the TOC shall direct that the transmission cease immediately. The customer shall insure that duty staff have standing authorization to respond to such requests without referral to other authorities. The customer shall cease transmission until the problem is corrected. Before resuming transmission, the customer must contact the TOC to verify that the problem has been resolved.

10.  SINGLE CHANNEL PER CARRIER (SCPC) TRAFFIC

     Special considerations must be observed for SCPC traffic in addition to those contained in the access procedures in Paragraph 9. Since a large number of carriers share the available bandwidth and power of the transponder, any change to assigned allocations can affect all traffic in the transponder. When an order is accepted by GE Americom for SCPC service, the allowable power and bandwidth that may be used by the customer is precisely specified. It is very important that SCPC power level, center frequency and deviation must not be made by the user without coordination with GE Americom's TOC. Uncoordinated adjustment of carrier parameters can cause interference and degradation of service to other communications in the transponder.

     Some customers are given a percent of total transponder power and bandwidth or are assigned a specific power level to be used within a specific frequency range. These customers are responsible for inssuring that their individual carriers do not exceed their contracted allocations or cause interference to other customers. GE Americom will conduct sweeps of the transponder to check power and bandwidth assignments.

     As an aid to setting and checking SCPC power levels there are 10 dBW unmodulated reference carriers transmitted by GE Americom on the following transponders with their respective frequencies:


                                     TRANSMIT      RECEIVE

     Satcom K-1, transponder 1     14012.20 MHz  11712.20 MHz
     Satcom K-2, transponder 2 14058.55 MHz 11758.55 MHz Satcom C-5, transponder 3 5985.00 MHz 3760.00 MHz
     Satcom C-5, transponder 21     6346.00 MHz   4121.00 MHz

     When using these reference carriers for comparison, the carrier under test must be unmodulated.

11.  SPACECRAFT RECONFIGURATION

     Some spacecraft have the capability to be reconfigured for different input attenuation, operation in LINEAR or LIMITER mode and/or downlink beam switching. The procedure for spacecraft reconfiguration is as follows:

     - The customer shall supply to the TOC a list of the persons in their organization authorized to request the reconfigurations allowed in their contract.

     - These persons may contact the TOC and request a reconfiguration. The TOC will validate the request and pass it on to the TT&C controlling the spacecraft. Depending on other critical operations in progress, the TT&C will accomplish the reconfiguration as soon as possible and notify the TOC who will in turn notify the customer.

     - Changes from LINEAR to LIMITER or vice versa or changes to input attenuators may be requested at any time. Reconfiguration of downlink beams must be coordinated with GE Americom Headquarters and will normally only be done during weekdays between 8:00 AM and 4:30 PM Eastern time when a GE Americom Spacecraft Analyst is on station. Switching input attenuators to 3 dB or less requires approval from GE Americom's Spacecraft Engineering department.

12.  GOOD NIGHTS

     All customers are requested to notify GE Americom's Technical Operations Center (TOC) when they have completed transmission to a spacecraft. For Occasional Services, the transmission should be completed by the firm Good Night time contained in the order for service. This is especially important since billing is based on the Start and Good Night times specified in the order for the Occasional Services.

     If an Occasional Service transmission is not completed by the schedule Good Night time, the TOC will contact the uplinker and request that the transmission immediately cease. If no other user is scheduled for transmission following the previously scheduled Good Night time, the TOC will allow the uplinker to authorize a change to the ordered Good Night time to allow continued transmission. The customer will then be billed according to the revised Good Night time.

     In the event of a schedule conflict, GE Americom's policy is to give transmission priority to the user who has scheduled a Start time rather than the prior user who has not completed transmission by the scheduled Good Night time. Thus, Occasional Service users must use care when defining the Good Night time for a particular event.


13.  TROUBLE REPORTING

     Customers should immediately report any instances of interference to their transmissions to the TOC. The TOC will assist in trying to identify the source of interference and will contact any likely potential interferers. It should be recognized, however, that it is sometimes very difficult to identify the source of interference.
     The TOC has a video tape recorder on-line ready to record any interference whether for investigative purposes or criminal prosecution. The TOC routinely reports all interference incidents to the FCC.

     Suspected degradation or outages in the space segment shall be reported to the TOC which will coordinate investigation of the problem and testing. Suspected degradation of transponder performance may require the customer to release the transponder at a mutually acceptable time to allow GE Americom time for performance testing.

     Please note that for purposes of billing credit for service outages, the length of the interruption is measured from the time the customer notifies the TOC of the interruption to the time when the customer is notified of the return to service by the TOC.

     In the event it becomes necessary to escalate service problems beyond the primary level, the customer is afforded the opportunity to contact GE Americom managerial personnel for assistance in resolving any problem:


     Second Level:  Lead TOC Technician  Supervisor of Operations
                    (Vernon Valley)       (Woodbine)
                    Jeff Watts           Luis Jimenez
                    (201) 827-9400       (410) 549-4382


     Third Level:   Manager, Customer Service and Operations
                    Bud Warner
                    (609) 987-4186


     Fourth Level:  Director, Terrestrial Systems
                    Michael Noon
                    (609) 987-4335


     Fifth Level:   Vice President, Government & Technical
                        Operations
                    Walter Braun
                    (609) 987-4172

                            APPENDIX A

                AMERICOM TRANSMISSION STANDARDS



FREQUENCY AND POLARIZATION PLANS

The frequency and polarization plans used on the Satcom C- and Ku-band spacecraft are shown in Tables 1A and 1B. The 54 MHz Ku-band half transponder center transmission frequencies are +/-12 MHz above and below the transponder center frequencies. The lower half transponder is designated A and the upper half B, thus a half transponder transmission in the upper half of Transponder 10 would be 10B.


VIDEO/AUDIO MODULATION PARAMETERS

Full Transponder - Full transponder standard parameters are
                   contained in Table 2. Parameters are for C-band and are optional for Ku-band.

Half Transponder - Half transponder parameters for 54 MHz Ku-band transponders are contained in Table 3.

                              TABLE 1A

                       C-BAND FREQUENCY PLAN*


                             UPLINK            DOWNLINK
TRANSPONDER NO. CENTER. FREQUENCY    POL.  CENTER FREQUENCY  POL.

       1               5945          H            3720        V
       2               5965          V            3740        H
       3               5985          H            3760        V
       4               6005          V            3780        H
       5               6025          H            3800        V
       6               6045          V            3820        H
       7               6065          H            3840        V
       8               6085          V            3860        H
       9               6105          H            3880        V
      10               6125          V            3900        H
      11               6145          H            3920        V
      12               6165          V            3940        H
      13               6185          H            3960        V
      14               6205          V            3980        H
      15               6225          H            4000        V
      16               6245          V            4020        H
      17               6265          H            4040        V
      18               6285          V            4060        H
      19               6305          H            4080        V
      20               6325          V            4100        H
      21               6345          H            4120        V
      22               6365          V            4140        H
      23               6385          H            4160        V
      24               6405          V            4180        H

*This frequency plan applies to all current GE Americom Satcom
C-band satellites EXCEPT for Satcom C-1 located at 137[degrees]W.L. Satcom C-1 has the OPPOSITE polarity from our other satellites. For example, Transponder 1 on Satcom C-1 has a center frequency of 5945 MHz and V polarization on the uplink and a center frequency of 3720 MHz and H polarization on the downlink.

 All C-band transponders have 36 MHz bandwidth.

 When GE-1 is launched into the 103[degrees]W.L. orbital location, its C-band plan will be identical to Satcom C-1, i.e.
 Transponder 1 is H polarization on the downlink.

                                TABLE 1B

                          K-1/K-2 FREQUENCY PLAN


                  UPLINK                            DOWNLINK

XPDR   CTR                                  CTR.
NO.    FREQ.       A          B      POL.   FREQ.       A         B      POL.

 1    14029     14017      14041      V    11729     11717     11741      H

 2    14058.5   14046.5    14070.5    H    11758.5   11746.5   11770.5    V

 3    14088     14076      14100      V    11788     11776     11800      H

 4    14117.5   14105.5    14129.5    H    11817.5   11805.5   11829.5    V

 5    14147     14135      14159      V    11847     11835     11859      H

 6    14176.5   14164.5    14188.5    H    11876.5   11864.5   11888.5    V

 7    14206     14194      14218      V    11906     11894     11918      H

 8    14235.5   14223.5    14247.5    H    11935.5   11923.5   11947.5    V

 9    14265     14253      14277      V    11965     11953     11977      H

10    14294.5   14282.5    14306.5    H    11994.5   11982.5   12006.5    V

11    14324     14312      14336      V    12024     12012     12036      H

12    14353.5   14341.5    14365.5    H    12053.5   12041.5   12065.5    V

13    14383     14371      14395      V    12083     12071     12095      H

14    14412.5   14400.5    14424.5    H    12112.5   12100.5   12124.5    V

15    14442     14430      14454      V    12142     12130     12154      H

16    14471.5   14459.5    14483.5    H    12171.5   12159.5   12183.5    V

NOTE:

   A.  All transponders are 45 watts and 54 MHz bandwidth.

                                    TABLE 2

                FULL TRANSPONDER VIDEO TRANSMISSION PARAMETERS

Video Test Tone Frequency                            f(vt)  =   761.6 kHz

Video Test Tone Peak Deviation               [delta] F(vt)  =   10.75 MHz

Video Test Tone Level for Bessel Null                L(vb)  =  -13.15 dBm

Video Test Tone Level for Test (1 Vp-p)              L(vt)  =     2.2 dBM

Energy Dispersal Frequency                           f(ed)  =      30 Hz

Energy Dispersal Peak Deviation              [delta] F(ed)  =       1 MHz

Energy Dispersal Level                               L(ed)  =  -18.41 dBm

Nominal Program Audio Subcarrier Frequency           f(sc)  =     6.8 MHz

Subcarrier Peak Deviation on Main Carrier    [delta] F(sc)  =       2 MHz

Audio Test Tone Frequency                            f(at)  =       1 KHz

Audio Test Tone Level at Input to Exciter
 (APL across 600 Ohms)                               L(at)  =     0.0 dBM

Audio Test Tone Peak Deviation for
 Average Program Level (APL)                 [delta] F(at)  =      75 KHz

Audio Test Tone Peak Program Level (PPL)             L(apt) =   +10.0 dBM

Audio Peak Deviation at PPL                  [delta] F(apd) =     237 KHz

Audio Test Tone Level (1 KHz) for First
 Bessel Null (To result in [delta] F (at))           L(ab)  =  -29.88 dBM

NOTE:

   A. Exciters shall have a 36 MHz (maximum) IF filter to limit transmit spectrum.

                                 TABLE 3

         54 MHz Ku-BAND HALF TRANSPONDER VIDEO TRANSMISSION PARAMETERS

Video Test Tone Frequency                            f(vt)  =   761.6 KHz

Video Test Tone Peak Deviation               [delta] F(vt)  =     9.1 MHz

Video Test Tone Level for Bessel Null                L(vb)  =  -11.71 dBm


Video Test Tone Level for Test (1 Vp-p)              L(vt)  =    2.22 dBM

Energy Dispersal Frequency                           f(ed)  =      30 Hz

Energy Dispersal Peak Deviation              [delta] F(ed)  =     1.0 MHz

Energy Dispersal Level                               L(ed)  =  -16.96 dBm

Subcarrier Frequency                                 f(sc)  =     6.2 MHz

Subcarrier Peak Deviation on
 Main Carrier                                [delta] F(sc)  =    1.25 MHz

Audio Test Tone Frequency                            f(at)  =       1 KHz

Audio Test Tone Level at Input to Exciter
 (APL across 600 Ohms)                               L(at)  =     0.0 dBM

Audio Test Tone Peak Deviation for
 Average Program Level (APL)                 [delta] F(at)  =    60.0 KHz

Audio Test Tone Peak Program Level (PPL)             L(apt) =   +10.0 dBM

Audio Peak Deviation at PPL                  [delta] F(apd) =   189.7 KHz

Audio Test Tone Level (1 KHz) for First
 Bessel Null (To result in [delta] F (at))           L(ab)  =     -28 dBM

NOTE:

   A.  All exciters shall have a Ku-Band 2:1 Video 25 MHz
       (Intelsat Mask) IF bandwidth filter.

                             APPENDIX B


              SPACENET AND GSTAR TRANSMISSION STANDARDS



FREQUENCY AND POLARIZATION PLANS

The frequency and polarization plans used on the Spacenet spacecraft are shown in Tables 1 and 2. The frequency and polarization plans for the GSTAR spacecraft are shown in Table 3. The half transponder center transmission frequencies for the C-band 72 MHz and Ku-band 72 MHz transponders are +/- 20 MHz above and below the transponder center frequencies. The half transponder center frequencies for the 54 MHz GSTAR transponders are +/-12 MHz above and below the transponder center frequencies.


VIDEO/AUDIO MODULATION PARAMETERS

Spacenet Transponders - Table 2 contains the standard parameters for full and half transponder transmissions.

GSTAR transponders - Use K-1/K-2 parameters found in Appendix A,
Tables 2 and 3.

                                    TABLE 1

                          SPACENET 2,3 FREQUENCY PLAN

                            UPLINK              DOWNLINK
TRANSPONDER NO.           CTR. FREQ.  POL.  CTR. FREQ.  POL.
C-Band/36MHz/8.5 Watts

       1                     5945      V       3720      H
       2                     5985      V       3760      H
       3                     6025      V       3800      H
       4                     6065      V       3840      H
       5                     6105      V       3880      H
       6                     6145      V       3920      H
       7                     6185      V       3960      H
       8                     6225      V       4000      H
       9                     6265      V       4040      H
      10                     6305      V       4080      H
      11                     6345      V       4120      H
      12                     6385      V       4160      H

C-Band/72MHz/16 Watts

      13                     5985      H       3760      V
      14                     6065      H       3840      V
      15                     6145      H       3920      V
      16                     6225      H       4000      V
      17                     6305      H       4080      V
      18                     6385      H       4160      V


Ku-Band/72MHz

      19                    14040      V      11740      H
      20                    14120      V      11820      H
      21                    14200      V      11900      H
      22                    14280      V      11980      H
      23                    14360      V      12060      H
      24                    14440      V      12140      H

                                    TABLE 2

                           SPACENET 4 FREQUENCY PLAN

                            UPLINK              DOWNLINK

TRANSPONDER NO.           CTR. FREQ.  POL.  CTR. FREQ.  POL.

C-Band/36MHz/8.5 Watts

       1                     5945      H       3720      V
       2                     5985      H       3760      V
       3                     6025      H       3800      V
       4                     6065      H       3840      V
       5                     6105      H       3880      V
       6                     6145      H       3920      V
       7                     5965      V       3740      H
       8                     6005      V       3780      H
       9                     6045      V       3820      H
      10                     6085      V       3860      H
      11                     6125      V       3900      H
      12                     6165      V       3940      H

C-Band/72MHz/16 Watts

      13                     6205      H       3980      V
      14                     6285      H       4060      V
      15                     6365      H       4140      V
      16                     6225      V       4000      H
      17                     6305      V       4080      H
      18                     6385      V       4160      H

Ku-Band/72MHz

      19                    14040      V      11740      H
      20                    14120      V      11820      H
      21                    14200      V      11900      H
      22                    14280      V      11980      H
      23                    14360      V      12060      H
      24                    14440      V      12140      H

                                    TABLE 3

                             GSTAR FREQUENCY PLAN

                               UPLINK              DOWNLINK

TRANSPONDER NO.    CTR. FREQ.   POL.   CTR. FREQ.    POL.
       1              14030      V        11730       H
       2              14091      V        11791       H
       3              14152      V        11852       H
       4              14213      V        11913       H
       5              14274      V        11974       H
       6              14335      V        12035       H
       7              14396      V        12096       H
       8              14457      V        12157       H
       9              14044      H        11744       V
      10              14105      H        11805       V
      11              14166      H        11866       V
      12              14227      H        11927       V
      13              14288      H        11988       V
      14              14349      H        12049       V
      15              14410      H        12110       V
      16              14471      H        12171       V

All transponders are 54 MHz bandwidth.

                                    TABLE 4

                 SPACENET 2,3,4 VIDEO TRANSMISSION PARAMETERS



Video Test Tone Frequency                            f(vt)   =  761.6 KHz

Video Test Tone Peak Deviation               [delta] F(vt)   =  10.75 MHz

Video Test Tone Level for Bessel Null                L(vb)   = -13.15 dBm

Video Test Tone Level for Test (1 V)                 L(vt)   =    2.2 dBM

Energy Dispersal Frequency                           f(ed)   =     30 Hz

Energy Dispersal Peak Deviation              [delta] F(ed)   =      1 MHz

Energy Dispersal Level                               L(ed)   = -18.41 dBm

Nominal Program Audio Subcarrier Frequency           f(sc)   =    6.8 MHz

Subcarrier Peak Deviation on
 Main Carrier                                [delta] F(sc)   =      2 MHz

Audio Test Tone Frequency                            f(at)   =      1 KHz

Audio Test Tone Level at Input to Exciter
 (APL across 600 Ohms)                               L(at)   =    0.0 dBM

Audio Test Tone Peak Deviation for
 Average Program Level (APL)                 [delta] F(at)   =     75 KHz

Audio Test Tone Peak Program Level (PPL)             L(apt)  =  +10.0 dBM

Audio Peak Deviation at PPL                  [delta] F(apd)  =    237 KHz

Audio Test Tone Level (1 KHz) for First
 Bessel Null (to result in F)                        L(ab)   = -29.88 dBM

NOTE:

   A. Exciters shall have a 36 MHz (maximum) IF filter to limit transmit spectrum.

                            GE AMERICOM SUMMARY/1/

SATELLITE FLEET

C-5            C-1            C-4            C-3
139[degrees]W  137[degrees]W  135[degrees]W  131[degrees]W
      C              C              C              C

GS2            GS4            GS1            SN4
125[degrees]W  105[degrees]W  103[degrees]W  101[degrees]W
      Ku             Ku             Ku          C and Ku

GS3            SN3            K-1            K-2
93[degrees]W   87[degrees]W   85[degrees]W   81[degrees]W
     Ku          C and Ku          Ku             Ku

SN2
69[degrees]W
  C and Ku


SPACECRAFT ACCESS

   Call Vernon Valley, New Jersey at (800) 255-6122 for access to Satcom C-1, C-3, C-4, C-5, K-1, K-2 and Spacenet 2.

   Call Woodbine, Maryland at (800) 772-2363 for access to
   GSTAR-1, 2, 3, 4, Spacenet 3 and Spacenet 4.


BUSINESS ARRANGEMENTS

   Full-time space segment, call (609) 987-4230.

   Occasional space segment bookings, call (800) 752-7755.

   Technical information, call (609) 987-4191.


SATELLITE CENTER OF BOX

   Call (800) 526-4214


/1/See complete text of Commercial Operations System Users Guide for additional information, requirements, telephone and facsimile numbers.